Aston Funds

ASTON/River Road Independent Value Fund (the “Fund”)

Class N Shares & Class I Shares

Supplement dated August 31, 2012 to the Prospectus dated February 29, 2012 for the Aston Funds

(the “Prospectus”) and the Summary Prospectus dated March 1, 2012 for the Fund (the

“Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

The Fund will commence accepting investments from new investors on September 4, 2012. The Fund has been closed to new investors (with certain limited exceptions) to facilitate management of the Fund’s investment portfolio. The Fund will remain open to new investors until such time as the investment adviser and Board of Trustees determine that accepting new investors is no longer in the best interests of the Fund.

The Fund reserves the right to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

AST SUP RRIV 812